UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 12, 2017


                               CEL-SCI CORPORATION
                     -------------------------------------
             (Exact name of Registrant as specified in its charter)



      Colorado                         001-11889                 84-0916344
 --------------------             ------------------         -----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)



      Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                         ------------------------------
          (Former name or former address if changed since last report)

Item 8.01   Other Events

     On May 12, 2017 the Company issued a press release, filed as Exhibit 99, regarding the rescheduling of its annual meeting of shareholders to June 12, 2017.



Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99        May 12, 2017 Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2017                 CEL-SCI CORPORATION



                                    By: /s/ Patricia B. Prichep
                                       --------------------------------------
                                       Patricia B. Prichep
                                       Senior Vice President of Operations